          As filed with the Securities and Exchange Commission on June 24, 1997
                                                 Registration No.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                               -------------------

                                 POST-EFFECTIVE
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               -------------------

                                 CIMA LABS INC.

             (Exact name of Registrant as specified in its charter)

                               -------------------

            DELAWARE                  2834                       41-1569769
  (State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                         Identification Number)

                             10000 VALLEY VIEW ROAD
                       EDEN PRAIRIE, MINNESOTA  55344-9361
                                  (612) 947-8700
(Address, including zip code, and telephone number, including area code, of
                 Registrant's principal executive offices)

                               -------------------


                             JOHN M. SIEBERT, PH.D.
                             10000 VALLEY VIEW ROAD
                       EDEN PRAIRIE, MINNESOTA 55344-9361
                                  (612) 947-8700
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                               -------------------

                                   Copies to:

                              ROBERT L. JONES, ESQ.
                               BRETT D. WHITE, ESQ.
                                COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                           PALO ALTO, CALIFORNIA 94306
                                  (415) 843-5000

                               -------------------

     This Post-Effective Amendment No. 1 is being filed to deregister the remaining 813,618 unsold shares of Common Stock (the "Shares") of the total 2,704,931 shares of Common Stock of CIMA LABS INC. (the "Registrant") covered by the Form S-3 Registration Statement No. 33-93616 filed on July 31, 1995 (the "Registration Statement"), and declared effective on August 2, 1995.
The Shares, which were registered for resale pursuant to Rule 415 (the "Offering"), have not been sold pursuant to the Registration Statement as of the date of this Post-Effective Amendment No. 1. All such Shares are now unrestricted and freely tradeable pursuant to Rule 144(k). The terms of the Offering are described in the prospectus filed as part of the Registration Statement.

                                    SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Eden Prairie, State of Minnesota, on June 24, 1997.


                                       CIMA LABS INC.


                                       By:  /s/ John M. Siebert, Ph.D.
                                           -------------------------------------
                                           John M. Siebert, Ph.D.
                                           President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities indicated.

     SIGNATURE                          TITLE                         DATE
     ---------                          -----                         ----

/s/ John M. Siebert, Ph.D.     President, Chief Executive         June 24, 1997
---------------------------    Officer and Director
John M. Siebert, Ph.D.


/s/ Keith P. Salenger          Vice President, Finance and Chief  June 24, 1997
---------------------------    Financial Officer
Keith P. Salenger


/s/ Terrence W. Glarner        Director                           June 24, 1997
---------------------------
Terrence W. Glarner


/s/ David B. Musket            Director                           June 24, 1997
---------------------------
David B. Musket


/s/ Steven B. Ratoff           Director                           June 24, 1997
---------------------------
Steven B. Ratoff


/s/ Joseph R. Robinson, Ph.D.  Director                           June 24, 1997
---------------------------
Joseph R. Robinson, Ph.D.



                               Director                           June __, 1997
---------------------------
Jerry A. Weisbach, Ph.D.